SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  June 30, 2000

                    ----------------------------------------


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


          Delaware                      1-8002                        04-2209186
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)       (I.R.S. Employer
incorporation or organization)                            Identification Number)



81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (781) 622-1000
                              -------------------
                         (Registrant's telephone number
                              including area code)

         This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Risk Factors" in the Registrant's Amendment No. 2 to Registration Statement on Form S-4 [Reg. No. 333-35478] filed with the Securities and Exchange Commission on June 27, 2000. These include risks and uncertainties relating to: the Registrant's ability to complete its corporate reorganization, the need for a favorable Internal Revenue Service ruling regarding planned spin-offs of certain subsidiaries, divestitures planned as part of the reorganization, integration of the instrument businesses, issuance of significant amounts of additional shares as part of the reorganization, liquidity and prospective performance of the subsidiaries to be spun off, guarantees of obligations of the subsidiaries to be spun off, stock price volatility, goodwill acquired by the Registrant, internal growth, the effect of exchange rate fluctuations on the Registrant's significant international operations, the need to develop new products and adapt to significant technological change, changes in governmental regulations, and dependence of demand on capital spending and government funding policies.

Item 5.  Other Events
         ------------

         On June 30, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding the completion of its previously announced exchange offers for Thermo Instrument Systems Inc. and Thermedics Inc. common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


             (a)     Financial Statements of Business Acquired: Not applicable.

             (b)     Pro Forma Financial Information: Not applicable.

             (c)     Exhibits

                     99Press Release dated June 30, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 30th day of June, 2000.



                                                THERMO ELECTRON CORPORATION


                                                By:  /s/ Theo Melas-Kyriazi
                                                    --------------------------
                                                    Theo Melas-Kyriazi
                                                    Vice President and
                                                    Chief Financial Officer

                                                                      Exhibit 99


Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                 THERMO ELECTRON COMPLETES THERMO INSTRUMENT AND
                           THERMEDICS EXCHANGE OFFERS

WALTHAM, Mass., June 30, 2000 - Thermo Electron Corporation (NYSE-TMO) announced today that it has successfully completed its exchange offers for Thermo Instrument Systems Inc. and Thermedics Inc. common stock. Thermo Instrument shareholders received 0.85 shares of Thermo Electron common stock for each Thermo Instrument share, and Thermedics shareholders received 0.45 shares of Thermo Electron common stock for each Thermedics share, tendered in the exchange offers. The Securities and Exchange Commission declared Thermo Electron's registration statement for each of these exchange offers effective on Wednesday, June 28, 2000.

         According to reports from the depositaries for the exchange offers, Thermo Electron acquired approximately 13 million shares of Thermo Instrument common stock and approximately 8.4 million shares of Thermedics common stock in the exchange offers. These shares represent approximately 10.1 percent of the total number of Thermo Instrument shares outstanding (98.6 percent when combined with shares held by Thermo Electron) and approximately 20 percent of the total number of Thermedics shares outstanding (95.5 percent when combined with shares held by Thermo Electron).

         Thermo Electron intends to acquire the remaining Thermo Instrument and Thermedics shares later today through short-form mergers with both subsidiaries. Once Thermo Electron completes the short-form mergers, Thermo Instrument's and Thermedics' shares will no longer be listed on the American Stock Exchange. Shareholders who did not tender their shares in the exchange offers will receive the same per-share consideration in the short-form mergers.

         Thermo Electron's transfer agent, EquiServe Trust Company, N.A., will forward to Thermo Instrument and Thermedics shareholders who did not tender their shares in the exchange offers detailed instructions regarding how to surrender their stock certificates in order to receive Thermo Electron shares. Shareholders should not submit their stock certificates to the transfer agent until they have received these materials.

         Options to purchase Thermo Instrument and Thermedics common stock that are outstanding at the time of the mergers will be assumed by Thermo Electron and converted into options to purchase Thermo Electron common stock. Obligations outstanding at the time of the mergers under Thermo Instrument's and Thermedics' convertible debentures will be assumed by Thermo Electron, and these debentures will be convertible into Thermo Electron shares.



                                     -more-

         Thermo Electron Corporation is a leading provider of analytical and monitoring instruments used in a broad range of applications, from life sciences research to telecommunications to food and beverage production. In addition, Thermo Electron serves the healthcare market through a family of medical companies, and is a major producer of paper recycling systems and provides fiber-recovery products. As announced on January 31, 2000, the company has initiated a major reorganization that would transform it into one publicly traded entity focused on its core instruments business. The company's medical products and paper recycling businesses will be spun off as dividends to Thermo Electron shareholders. More information is available on the Internet at http://www.thermo.com.

OTHER IMPORTANT INFORMATION:

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE FOLLOWING DOCUMENTS WHEN THEY BECOME AVAILABLE, REGARDING THE EXCHANGE OFFER AND THE MERGER DESCRIBED IN THIS ANNOUNCEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION:

* THERMO ELECTRON'S PRELIMINARY PROSPECTUS, ANY PROSPECTUS SUPPLEMENT, FINAL PROSPECTUS, AND OTHER MATERIALS RELATING TO THE THERMO INSTRUMENT AND THERMEDICS EXCHANGE OFFERS.

* THERMO ELECTRON'S REGISTRATION STATEMENTS ON FORM S-4 AND SCHEDULES TO, AS AMENDED, WHICH RELATE TO THE THERMO INSTRUMENT AND THERMEDICS EXCHANGE OFFERS AND CONTAIN OR INCORPORATE BY REFERENCE THE DOCUMENTS LISTED ABOVE AND OTHER INFORMATION.

* THERMO INSTRUMENT'S AND THERMEDICS' SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9.

THESE DOCUMENTS AND AMENDMENTS TO THESE DOCUMENTS HAVE BEEN OR WILL BE FILED WITH THE SEC. WHEN THESE AND OTHER DOCUMENTS ARE FILED WITH THE SEC, THEY MAY BE OBTAINED FOR FREE AT THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY ALSO OBTAIN FOR FREE EACH OF THESE DOCUMENTS, WHEN AVAILABLE, FROM US. YOU CAN CALL US AT (781) 622-1111 OR WRITE TO US AT:

INVESTOR RELATIONS DEPARTMENT
THERMO ELECTRON CORPORATION
81 WYMAN STREET, P.O. BOX 9046
WALTHAM, MA  02454-9046

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Risk Factors" in the company's Amendment No. 2 to Registration Statement on Form S-4 [Reg. No. 333-35478] filed with the Securities and Exchange Commission on June 27, 2000. These include risks and uncertainties relating to: the company's ability to complete its corporate reorganization, the need for a favorable Internal Revenue Service ruling regarding planned spin-offs of certain subsidiaries, divestitures planned as part of the reorganization, integration of the instrument businesses, issuance of significant amounts of additional shares as part of the reorganization, liquidity and prospective performance of the subsidiaries to be spun off, guarantees of obligations of the subsidiaries to be spun off, stock price volatility, goodwill acquired by the company, internal growth, the effect of exchange rate fluctuations on the company's significant international operations, the need to develop new products and adapt to significant technological change, changes in governmental regulations, and dependence of demand on capital spending and government funding policies.


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